UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

BOXABL INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BOXABL Inc.

5345 E. N. Belt Road

North Las Vegas, NV 89115

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF STOCKHOLDERS

[DATE], 2025

Dear Stockholders:

This Notice and the enclosed Information Statement are being furnished by the Board of Directors (the “Board”) of BOXABL Inc., a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.00001 par value (the “Common Stock”). Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the purpose of this Information Statement is to inform those holders of the Company’s Common Stock, the only shares of the Company’s capital stock with the right to vote on the matters described herein, that the Board recommended as being in the Company’s best interest a resolution to amend and restate the Company’s Sixth Amended and Restated Articles of Incorporation (as amended and restated, the “Seventh Amended and Restated Articles of Incorporation”), which was followed by a vote of the holders of record of the Common Stock as of [DATE], 2025 (the “Record Date”), undertaken by Paolo Tiramani, Galiano Tiramani, the Paolo Tiramani 2020 Family Gift Trust, and the Galiano Tiramani 2020 Family Gift Trust, who collectively own a majority of the voting power of the Company’s issued and outstanding shares of Common Stock (the “Consenting Stockholders”), by written consent on [DATE], 2025, to adopt and approve the Seventh Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A.

As of the close of business on the Record Date, the Company had 3,000,000,000 issued and outstanding shares of Common Stock. As of the Record Date, the Consenting Stockholders beneficially owned approximately 99.8% of the Company’s issued and outstanding shares of Common Stock.

The Written Consent constitutes the only stockholder approval required under the Nevada Revised Statutes to approve the Company’s Seventh Amended and Restated Articles of Incorporation. The Board is not soliciting your proxy or consent in connection with the election of directors or the above corporate actions, and no proxies or other consents have been or will be requested from any other stockholders.

In accordance with Rule 14c-2 of the Exchange Act, the Company’s Seventh Amended and Restated Articles of Incorporation described herein will become effective no earlier than the 40th calendar day after the Notice of Internet Availability of Information Statement is first made available to holders of our Common Stock on [DATE], 2025. The Notice of Internet Availability of Information Statement is being distributed and made available on or about [DATE], 2025, to holders of record of the Company’s Common Stock as of the Record Date for the stockholder vote to approve the Company’s Seventh Amended and Restated Articles of Incorporation.

The full text of the Information Statement will also be made available on our website at https://www.boxabl.com/sec-info-statements. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by mailing the Company at BOXABL Inc., Attention: Investor Relations Manager, 5345 E. N. Belt Road, North Las Vegas, NV 89115, by calling 1 (702) 500-9000, or by e-mail to invest@BOXABL.com. The entire cost of furnishing the Information Statement will be borne by the Company.

No action is required by you. The accompanying Information Statement is furnished to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first made available to you on or about [DATE], 2025.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO ADOPT AND APPROVE the Company’s Seventh Amended and Restated Articles of Incorporation, THE ACTION IDENTIFIED IN THE ABOVE NOTICE.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT HTTPS://WWW.BOXABL.COM/SEC-INFO-STATEMENTS.

By Order of the Board of Directors

/s/ Paolo Tiramani
Paolo Tiramani
CEO

North Las Vegas, Nevada
[DATE], 2025

i

BOXABL Inc.

5345 E. N. Belt Road

North Las Vegas, NV 89115

INFORMATION STATEMENT PURSUANT

TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED

THEREUNDER

INTRODUCTORY STATEMENT

BOXABL Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 5345 E. N. Belt Road, North Las Vegas, Nevada 89115. The telephone number is (702) 500-9000. On [DATE], 2025, the Company’s Board of Directors (the “Board”) after careful consideration, unanimously deemed it advisable and in the best interests of the Company to amend and restate the Company’s Sixth Amended and Restated Articles of Incorporation (as amended and restated, the “Seventh Amended and Restated Articles of Incorporation”).

This Information Statement is being sent to holders of record of the Company’s Common Stock on [DATE], 2025, (the “Record Date”) to notify them that on the Record Date Paolo Tiramani, Galiano Tiramani, the Paolo Tiramani 2020 Family Gift Trust, and the Galiano Tiramani 2020 Family Gift Trust, who collectively own a majority of the voting power of the Company’s issued and outstanding shares of Common Stock (the “Consenting Stockholders”), voted by written consent on [DATE], 2025 (the “Written Consent”) to adopt and approve the Company’s Seventh Amended and Restated Articles of Incorporation.

The Written Consent constitutes the only stockholder approval required under the Nevada Revised Statutes (the “NRS”) to approve the Company’s Seventh Amended and Restated Articles of Incorporation. The Board is not soliciting your proxy or consent in connection with the approval of the Company’s Seventh Amended and Restated Articles of Incorporation, and no proxies or other consents have been or will be requested from any other stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be made available on or about [DATE], 2025, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the approval of the Company’s Seventh Amended and Restated Articles of Incorporation described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

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CONSENTING STOCKHOLDER VOTES RECEIVED

The Written Consent constitutes the only stockholder approval required to adopt the Company’s Seventh Amended and Restated Articles of Incorporation under the NRS. The Board is not soliciting your proxy or consent in connection with the approval of the Company’s Seventh Amended and Restated Articles of Incorporation, and no proxies or other consents have been or will be requested from any other stockholders.

Pursuant to the Company’s Sixth Amended and Restated Articles of Incorporation, holders of the Company’s Common Stock are entitled to one vote per share of Common Stock. Pursuant to NRS 78.320(2) and Article II, Section 2.11 of the Company’s Bylaws (the “Bylaws”), stockholders of the Company may act by written consent without a meeting and without prior notice if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing at least a majority of the voting power or such greater proportion of voting power required for such action at a meeting.

The Consenting Stockholders signed and delivered to the Company the Written Consent for the adoption and approval of the Company’s Seventh Amended and Restated Articles of Incorporation on [DATE], 2025. As of the close of business on the Record Date, the Company had 3,000,000,000 issued and outstanding shares of Common Stock. As of the close of business on the Record Date, the Consenting Stockholders collectively owned 2,993,145,400 shares of the Company’s Common Stock representing approximately 99.8% of the voting power of the voting securities of the Company. As a result, the Company’s receipt of the Written Consent from the Consenting Stockholders on [DATE], 2025, constituted the approval of the Seventh Amended and Restated Articles of Incorporation by the holders of at least a majority of the outstanding voting power of the issued and outstanding shares of Common Stock.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Except as otherwise disclosed in this Information Statement, no officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

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ITEM 1:

Seventh AMENDMENT AND RESTATEMENT OF BOXABL INC.

articles of incorporation

The Board has deemed it advisable and in the best interests of the Company to adopt and approve, and the Consenting Stockholders have consented to, adopted and approved the Seventh Amended and Restated Articles of Incorporation (such Seventh Amended and Restated Articles of Incorporation, together with the certificate to accompany the articles that is required by the Nevada Secretary of State, the “Nevada Filing”) to be filed with the Nevada Secretary of State.

Upon the filing of the Nevada Filing described above (or at such later effective date and/or time as may be specified therein), the Company’s Seventh Amended and Restated Articles of Incorporation will eliminate all references to a “Deemed Liquidation Event”. A “Deemed Liquidation Event” under the Company’s Sixth Amended and Restated Articles of Incorporation included certain mergers, consolidations, statutory share exchanges, or sales of subsidiaries that own substantially all of the Company’s assets. Upon the occurrence of a Deemed Liquidation Event, Preferred Stockholders would have been entitled to receive a liquidation preference as if the Company had been liquidated, even if the Company continued as a going concern. As a result of the filing of the Seventh Amended and Restated Articles of Incorporation, these types of transactions will no longer automatically trigger the liquidation preference rights of the Preferred Stock. For a more detailed description, see the section entitled “Description of Capital Stock – Deemed Liquidation Event”.

The earliest effective date of the Seventh Amended and Restated Articles of Incorporation will be forty (40) calendar days after the Company files the Definitive Information Statement and sends the Notice of Internet Availability of the Information Statement to holders of Common Stock as of the Record Date. The Notice is expected to be first made available on or about [DATE], 2025.

Except as described herein, the Board does not expect the changes implemented in the Company’s Seventh Amended and Restated Articles of Incorporation to materially affect the rights of holders of the Company’s Common Stock or Preferred Stock. Following the amendment, the Consenting Stockholders will continue to hold approximately 99.8% of the Company’s total voting power.

A copy of the Seventh Amended and Restated Articles of Incorporation is included with this Information Statement as Exhibit A.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table displays, as of [DATE], 2025, the voting securities beneficially owned by (1) any individual director or officer who beneficially owns more than 5% of any class of our capital stock entitled to vote, (2) all executive officers and directors as a group and (3) any other holder who beneficially owns more than 5% of any class of our capital stock entitled to vote:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Amount and nature of beneficial ownership acquirable	Percent of class
Common Stock	Paolo Tiramani(1)	2,213,755,800 shares of Common Stock(2)	-	73.8%
Common Stock	Galiano Tiramani(1)	779,389,600 shares of Common Stock(3)(4)	-	26.0%
Common Stock	Officers and Directors as a Group	2,993,145,400 shares of Common Stock(5)	-	99.8%

(1)	C/O BOXABL INC., 5345 E. No. Belt Rd., North Las Vegas, NV, 89115.

(2)	Includes 1,087,800,000 shares of Common Stock owned by the Paolo Tiramani 2020 Family Gift Trust.

(3)	Includes 397,800,000 shares of Common Stock owned by the Galiano Tiramani 2020 Family Gift Trust and 2,500,000 shares of Common Stock owned by the Dechomai Asset Trust.

(4)	Includes 5,633,800 Non-Qualified Stock Options owned by spouse that are fully vested, have an exercise price of $0.071 and expire October 4, 2031.

(5)	Does not include 57,143 shares of Common Stock underlying Restricted Stock Units that vested for each of the five directors granted on July 1, 2023 but where the issuance of shares is deferred until the Distribution Date, amounting to a total of 285,715 shares of Common Stock. Also, does not include 250,000 shares of Common Stock underlying Restricted Stock Units that were awarded to each of the five directors granted on December 24, 2024, but subject to quarterly vesting and deferred issuance, amounting to a total of 1,250,000 shares of Common Stock.

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DESCRIPTION OF CAPITAL STOCK

The following description summarizes important terms of our capital stock. This summary does not purport to be complete and is qualified in its entirety by the provisions of our Sixth Amended and Restated Articles of Incorporation and our Bylaws. For a complete description of our capital stock prior to the time when our Seventh Amended and Restated Articles of Incorporation have been filed and are effective, you should refer to our Sixth Amended and Restated Articles of Incorporation, which are available as Exhibit 3.1 to our Quarterly Report on Form 10-Q, and, our Bylaws, which are available as Exhibit 3.2 to our Quarterly Report on Form 10-Q for the period ended March 31, 2025, available at www.sec.gov, and applicable provisions of the NRS. For a complete description of our capital stock from and after the time when our Seventh and Restated Articles of Incorporation have been filed and are effective, please refer to the form of our Seventh and Restated Articles of Incorporation included as Exhibit A to this Information Statement.

As of March 31, 2025, our authorized capital stock consists of 32,200,000,000 shares. Of that amount, 17,800,000,000 shares are designated as Common Stock, $0.00001 par value per share, with 3,000,000,000 outstanding as of March 31, 2025. 14,400,000,000 shares are designated as Preferred Stock, $0.00001 par value per share, and as of March 31, 2025:

●	250,000,000 are designated as Series A Preferred Stock, and 194,423,000 shares are outstanding;

●	1,100,000,000 are designated as Series A-1 Preferred Stock, and 844,722,000 shares are outstanding;

●	2,050,000,000 are designated as Series A-2 Preferred Stock, and 174,277,000 shares are outstanding;

●	8,750,000,000 are designated as Series A-3 Preferred Stock, and 47,680,000 shares are outstanding; and

●	2,250,000,000 authorized shares of Preferred Stock that remain unclassified.

Series A, A-1, A-2, and A-3 Preferred Stock

Voting Rights

To the fullest extent permitted under the NRS and other applicable law, holders of Series A, Series A-1, Series A-2, and Series A-3 Preferred Stock (together, the “Preferred Stock”) have no voting rights on matters submitted to our stockholders for a vote.

Pursuant to NRS 78.390(2), if any amendment to the articles of a Nevada corporation would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then, in addition to any approval otherwise required, the amendment must be approved by the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof. However, NRS 78.390(2) also provides that such amendment does not have to be approved by the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the amendment if the articles of incorporation specifically deny the right to vote on such an amendment. In addition to providing that, to the fullest extent permitted under the NRS and other applicable law, the holders of Preferred Stock are not entitled to vote on any matter submitted to the stockholders of the Corporation for a vote, the Company’s Sixth Amended and Restated Articles of Incorporation provide that any voting right otherwise afforded to the holders of Preferred Stock under NRS 78.390 (among other sections of the NRS) are specifically denied.

Dividends

Other than dividends and other distributions with respect to shares of the Company’s Common Stock payable in shares of Common Stock, the holders of the then outstanding Preferred Stock shall first receive, or simultaneously receive, a dividend in an amount equal to the dividend payable to holders of our Common Stock.

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Right to Receive Liquidation Distributions

In any event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment to all creditors of the Company, the remaining assets of the Company available for distribution to its stockholders will be distributed first among the holders of Series A, Series A-1, Series A-2, and Series A-3 Preferred Stock together, and then to the holders of Common Stock. The Series A Preferred Stock issued in our concurrent offerings under Regulation Crowdfunding and Regulation D include a preferred liquidation preference in an amount equal to $0.017 per share held (the “Preferred Payment” following the 10-for-1 forward split). This Preferred Payment represents a bonus to those holders, as they paid the equivalent of $0.014 per share and are eligible for a Preferred Payment of $0.017 per share. The Preferred Payment for the Series A-1 Preferred Stock is $0.079 per share. The Preferred Payment for the Series A-2 Preferred Stock is $0.80 per share, which is equal to the per share price in the Company’s Regulation A offering. The Preferred Payment for the Series A-3 Preferred Stock is $0.80 per share, which is the Series A-3 Original Issue Price as defined in Article 4.B.2. of our Sixth Amended and Restated Articles of Incorporation. Investors who received their shares of Series A-1 Preferred Stock in the Company’s offering under Regulation Crowdfunding at $0.071 per share will have the same Preferred Payment of $0.079 per share, representing a bonus to those holders as well.

If there are insufficient assets for the Preferred Payment, then the holders of the Series A, A-1, A-2 and A-3 Preferred Stock will receive their pro rata share of available assets upon liquidation of the Company. By way of example, if in the event of liquidation the Company were only to have distributable assets of $0.50 for every dollar invested by the preferred stockholders, each holder of Series A Preferred Stock would receive $0.0085 per share held, the Series A-1 Preferred Stock holders would receive $0.0395 per share held, the Series A-2 Preferred Stock holders would receive $0.40 per share held, the Series A-3 Preferred Stock holders would receive $0.40 per share held and the holders of Common Stock would receive nothing.

Deemed Liquidation Event

The Sixth Amended and Restated Articles of Incorporation provide that certain mergers, consolidations or statutory share exchanges to which the Company is a constituent party, or certain mergers, consolidations or statutory share exchanges to which a subsidiary of the Company is a constituent party and the Company issues shares of is capital stock, or certain sales of one or more subsidiaries of the Company if such subsidiaries own substantially all of the assets of the Company, shall be deemed to be a liquidation event subject to the liquidation provisions described above under “—Right to Receive Liquidation Distributions” above (a “Deemed Liquidation Event”). An event will not constitute a Deemed Liquidation Event if the holders of at least 51% of the outstanding shares of Preferred Stock, voting together as a single class, elect otherwise by written notice to the Company within 15 days of the applicable event. The Deemed Liquidation Event provisions will be eliminated in the Seventh Amended and Restated Articles of Incorporation, meaning that these types of transactions will no longer automatically trigger the liquidation preference rights of the Preferred Stock.

Conversion Rights

All series of Preferred Stock convert into Common Stock upon the Board taking such action as required by the Sixth Amended and Restated Articles of Incorporation (i) upon the occurrence of a firm underwriting registered offering (an “IPO”) or (ii) upon the Company offering of its Common Stock in an exempt offering in reliance on Regulation A.

Rights and Preferences

Holders of the Company’s Series A, A-1, A-2, and A-3 Preferred Stock have no preemptive, conversion, or other rights, and there are no redemptive or sinking fund provisions applicable to the Company’s Series A, A-1, A-2 and A-3 Preferred Stock.

6

Common Stock

Voting Rights

Holders of Common Stock are entitled to one vote for each share of Common Stock held at all meetings of the stockholders and written actions in lieu of meetings, including the election of directors. There is no cumulative voting.

Dividends

The rights to dividends and other distributions of holders of Common Stock are subject to, and qualified by, the rights to dividends and other distributions of our Preferred Stock.

Right to Receive Liquidation Distributions

Subject to any rights of the holders of the Preferred Stock, in any event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment to all creditors of the Company, the remaining assets of the Company available for distribution to its stockholders will be distributed among the holders of Common Stock on a pro-rata basis by the number of shares held by each holder.

Rights and Preferences

Holders of the Common Stock have no preemptive, conversion, or other rights, and there are no redemptive or sinking fund provisions applicable to the Common Stock.

Forum Selection Provision

Our Sixth Amended and Restated Articles of Incorporation includes (and once filed and effective, our Seventh Amended and Restated Articles of Incorporation will continue to include) a forum selection provision that requires any claims against us by stockholders, with limited exceptions:

●	brought in the name or right of the Company or on its behalf;

●	asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders;

●	arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation (including any Preferred Stock designation) or the Bylaws;

●	interpret, apply, enforce or determine the validity of the Articles of Incorporation (including any Preferred Stock designation) or the Bylaws; or

●	asserting a claim governed by the internal affairs doctrine.

Any of the above actions are required to be brought in the Eighth Judicial District Court of Clark County, Nevada. If the Eighth Juridical District Court of Clark County does not have jurisdiction, then the matter may be adjudicated in another state district court in the State of Nevada, or in federal court located within the State of Nevada. This forum selection provision may limit investors’ ability to bring claims in judicial forums that they find favorable to such disputes and may discourage lawsuits with respect to such claims. The foregoing forum selection provision does not apply to any suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to any claim for which the federal courts have exclusive jurisdiction.

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RECENT UNREGISTERED SALES OF SECURITIES

Since August 19, 2021, the Company has engaged in the following offerings of securities:

●	Beginning November 17, 2020 and through April 1, 2022, the Company sold Convertible Promissory Notes to accredited investors, which converted into 781,541,283 shares of Series A-1 Preferred Stock on April 1, 2022, under Rule 506(c) of Regulation D for a total of $44,900,000 in gross proceeds.

●	From May 3, 2021, through November 13, 2021, the Company sold 68,097,000 shares of Series A-1 Preferred Stock and the underlying shares of Common Stock into which they convert under Regulation Crowdfunding for a total of $4,835,000. Commission File No. 020-28025.

●	On March 31, 2022, the Company commenced a Regulation A offering in which it sold Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert. The Regulation A offering also included selling securityholders selling Common Stock. The offering terminated on January 12, 2023, by which time the Company had sold 5,913,600 shares of Series A Preferred Stock for a total of $83,000; 741,700 shares of Series A-1 Preferred Stock for a total of $59,000; and 81,064,147 shares of Series A-2 Preferred Stock for a total of $64,900,000. Commission File No. 024-11419.

●	From August 25, 2022 through February 20, 2023, the Company sold 5,913,887 shares of Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert for a total of $4,700,000 in reliance on Regulation Crowdfunding. Commission File No. 020-30797.

●	Beginning November 23, 2021, the Company commenced an exempt offering of Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert, pursuant to Rule 506(c) of Regulation D. The Company closed the offering August 31, 2023, having sold 45,010,800 shares for gross proceeds of $33,800,000.

●	On June 15, 2023, the Company engaged in a statutory merger with an affiliated corporation, 500 Group, in which the Company exchanged 37,500,000 shares of Series A-2 Preferred Stock in exchange for 500 Group’s 100 outstanding shares of Common Stock in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

●	Between September 18, 2023 and October 9, 2023, the Company conducted an offering of its Series A-2 Preferred Stock in reliance on Regulation Crowdfunding. The Company sold 4,078,982 shares of Series A-2 Preferred Stock for gross proceeds of $3,300,000. Commission File No. 020-32926.

●	Beginning February 17, 2023, the Company commenced a Canadian offering, through FrontFundr and DealMaker, of its Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert. This offering is subject to applicable exemptions under Canadian securities laws and is strictly limited to investors from specific Canadian provinces, which was verified by FrontFundr. As of March 31, 2025, the Company had sold 712,696 shares of A-2 Preferred Stock for gross proceeds of $570,000.

●	Between September 1, 2023, and June 27, 2024, the Company conducted an exempt offering of Series A-3 Preferred Stock and the underlying shares of Common Stock into which they convert, pursuant to Rule 506(c) of Regulation D, selling 13,682,000 shares for gross proceeds of $7,329,000.

●	Beginning May 14, 2024, the Company commenced an exempt offering of Series A-3 Preferred Stock and the underlying shares of Common Stock into which they convert pursuant to Rule 506(c) of Regulation D. As of March 31, 2025, the Company had sold 4,949,769 shares of Series A-3 Preferred Stock for gross proceeds of $3,700,000 under the Regulation D offering.

●	The Company’s offering of Series A-3 Preferred Stock in reliance on Regulation A was qualified on June 24, 2024. As of March 31, 2025, the Company had sold 41,955,178 shares of Series A-3 Preferred Stock for gross proceeds of $36,400,000 under Regulation A.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement by mailing the Company at BOXABL Inc., Attention: Investor Relations Team, 5345 E. N. Belt Road, North Las Vegas, NV 89115, by calling 1 (702) 509-9000, or by e-mail to invest@BOXABL.com.

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FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of the Company’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, the Company may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward- looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Quarterly Report on Form 10-Q for the period ending March 31, 2025, its Registration Statement on Form 10-12G, and other periodic and other filings the Company has filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy and information statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on [DATE], 2025, as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, none of the Actions described above will become effective until at least forty (40) calendar days after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our stockholders.

This Information Statement is expected to be made available on or about [DATE], 2025 to all stockholders of record at [DATE], 2025.

By Order of the Board of Directors,

/s/ Paolo Tiramani
Paolo Tiramani, CEO

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Exhibit A

[See attached]